HERE CONFIDENTIAL    Exhibit 10.16.45+

FOURTH AMENDMENT TO TERRITORY LICENSE NO. 10 ([*****] Navigation Applications)
This Fourth Amendment (the “Amendment”) to the Territory License No. 10, effective March 1, 2016 (“TL 10”), as amended, to the Data License Agreement (“Agreement”), dated December 1, 2002, by and between Telenav, Inc. (“Client”) and Navigation Technologies Corporation, which was subsequently assigned to HERE North America, LLC (f/k/a NAVTEQ North America, LLC) (collectively, “HERE”), is made and entered into as of March 1, 2016 (“Amendment Effective Date”). The Agreement and TL 10, and amendments thereto, are hereby referred to herein as the “Agreement.” Capitalized terms not otherwise defined in the body of this Amendment shall have the meanings set forth in the Agreement.
The parties agree to amend certain provisions of TL 10 with this Amendment as follows:

1.	The definition of “Marketing and Demonstration Subscription” under Exhibit A is hereby replaced with the following:

“Marketing and Demonstration Subscription (Demo Mode) means each grant of the right to, or provision of the capability to, [*****] to receive (i) [*****] or otherwise access the Data (whether or not such Data is actually received or accessed) and (ii) access to the HERE Location Platform Services and HERE Traffic (ML) in order to market and/or demonstrate Applications to prospective End-Users from the time the Identified Vehicle is shipped from the [*****] manufacturing facility until the earlier of: (i) [*****], or (ii) [*****] from production.”

2.	HERE agrees to waive the [*****] for [*****] Marketing and Demonstration Subscriptions under Section 1, Section 2 and Section 3 of Exhibit D (Pricing) to TL 10.

3.	The fees under Section 1 of Exhibit D (Pricing) to TL 10 for use of the Data in connection with Route Guidance Applications are hereby deleted and replaced with the following:

PER COPY LICENSE FEES
[*****] HERE Location Platform Services [*****] HERE Traffic (ML) [*****]
Territory	[*****] Start of Production through [*****]	[*****] [*****] - [*****]	[*****] [*****] - [*****]
North America	$[*****]	$[*****]	$[*****]
Europe / Russia / Turkey	$[*****]	$[*****]	$[*****]
Australia / New Zealand	$[*****]	$[*****]	$[*****]
Middle East	$[*****]	$[*****]	$[*****]
Israel	$[*****]	$[*****]	$[*****]
Africa	$[*****]	$[*****]	$[*****]
South Korea	$[*****]	$[*****]	$[*****]
Taiwan	$[*****]	$[*****]	$[*****]
Latin America	$[*****]	$[*****]	$[*****]
Southeast Asia	$[*****]	$[*****]	$[*****]
India	$[*****]	$[*****]	$[*****]
Turkey (only)	$[*****]	$[*****]	$[*****]

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Amendment 4 to TL 10 [Telenav, Inc.][[*****]][3-12-18 jw]    Page 1 of 4

HERE CONFIDENTIAL    Exhibit 10.16.45+

4.	The fees under Section 2 of Exhibit D (Pricing) to TL 10 for use of the Data in connection with [*****] Route Guidance Applications are hereby deleted and replaced with the following:

PER COPY LICENSE FEES
[*****] HERE Location Platform Services [*****] HERE Traffic (ML) [*****]
Territory	[*****] Start of Production through [*****]	[*****] [*****] - [*****]	[*****] [*****] - [*****]
North America		$[*****]	$[*****]
Europe / Russia / Turkey		$[*****]	$[*****]

5.	The fees under Section 3 of Exhibit D (Pricing) to TL 10 for use of the Data in connection with Route Guidance Applications (including [*****]) are hereby deleted and replaced with the following:

PER COPY LICENSE FEES
[*****] HERE Traffic (ML) & HERE Location Platform Services
Territory	[*****] Start of Production through [*****]	[*****] [*****] - [*****]	[*****] [*****] - [*****]
North America	$[*****]	$[*****]	$[*****]
Europe / Russia / Turkey	$[*****]	$[*****]	$[*****]
Australia / New Zealand	$[*****]	$[*****]	$[*****]
Middle East	$[*****]	$[*****]	$[*****]
Israel	$[*****]	$[*****]	$[*****]
Africa	$[*****]	$[*****]	$[*****]
South Korea	$[*****]	$[*****]	$[*****]
Taiwan	$[*****]	$[*****]	$[*****]
Latin America	$[*****]	$[*****]	$[*****]
Southeast Asia	$[*****]	$[*****]	$[*****]
India	$[*****]	$[*****]	$[*****]
Turkey (only)	$[*****]	$[*****]	$[*****]

6.
The following fees are hereby added to the end of Section 3 of Exhibit D (Pricing) to TL for use of the Data in connection with Route Guidance Applications, including (i) the Initial Copy; (ii) [*****] for [*****] and HERE Traffic (ML) and (iii) access to the HERE Location Platform Services during the Subscription period.

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Amendment 4 to TL 10 [Telenav, Inc.][[*****]][3-12-18 jw]    Page 2 of 4

HERE CONFIDENTIAL    Exhibit 10.16.45+

PER COPY LICENSE FEES
[*****] HERE Location Services [*****] HERE Traffic (ML) [*****]
Territory	[*****] Start of Production through [*****]	[*****] [*****] - [*****]	[*****] [*****] - [*****]
North America	$[*****]	$[*****]	$[*****]
Europe / Russia / Turkey	$[*****]	$[*****]	$[*****]
Australia / New Zealand	$[*****]	$[*****]	$[*****]
Middle East	$[*****]	$[*****]	$[*****]
Israel	$[*****]	$[*****]	$[*****]
Africa	$[*****]	$[*****]	$[*****]
South Korea	$[*****]	$[*****]	$[*****]
Taiwan	$[*****]	$[*****]	$[*****]
Latin America	$[*****]	$[*****]	$[*****]
Southeast Asia	$[*****]	$[*****]	$[*****]
India	$[*****]	$[*****]	$[*****]
Turkey (only)	$[*****]	$[*****]	$[*****]

7.
The following fees are hereby added to the end of Section 3 of Exhibit D (Pricing) to TL for use of the Data in connection with [*****] Route Guidance Applications, including (i) the Initial Copy; (ii) [*****] for [*****] and HERE Traffic (ML) and (iii) access to the HERE Location Platform Services during the Subscription period.

PER COPY LICENSE FEES
[*****] HERE Location Platform Services [*****] HERE Traffic (ML) [*****]
Territory	[*****] Start of Production through [*****]	[*****] [*****] - [*****]	[*****] [*****] - [*****]
North America	$[*****]	$[*****]	$[*****]
Europe / Russia / Turkey	$[*****]	$[*****]	$[*****]

8.
[*****] End Users shall have [*****] (“[*****]”) following the [*****] of their [*****] to [*****] to [*****] and HERE Location Platform Services. The [*****] will start [*****] following the [*****] of their [*****] if the End-User [*****]. The [*****] for End-Users shall only apply to [*****] of [*****] or [*****].

9.	Except as modified hereunder, all other terms and conditions of the Agreement shall stay in full force and effect.

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Amendment 4 to TL 10 [Telenav, Inc.][[*****]][3-12-18 jw]    Page 3 of 4

HERE CONFIDENTIAL    Exhibit 10.16.45+

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their authorized representatives as of the Amendment Effective Date.
HERE NORTH AMERICA, LLC                 TELENAV, INC.
By:     /s/ Gregory Dreacher /s/ Jeannie Lee Newman    By:    /s/ Michael Strambi
Name:     Gregory Dreacher Jeannie Lee Newman        Name:    Michael Strambi
Title:    Senior Legal Counsel Senior Legal Counsel        Title:    Chief Financial Officer
Date:    April 4, 2018 April 4, 2018        Date:    3/29/2018
HERE NORTH AMERICA, LLC
By:
Name:
Title:    ________________________________
Date: _________________________________

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Amendment 4 to TL 10 [Telenav, Inc.][[*****]][3-12-18 jw]    Page 4 of 4